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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21338

AGIC Convertible & Income Fund II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	NY 10105

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year:	February 28, 2011

Date of reporting period:	February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

February 28, 2011

AGIC Convertible & Income Fund
AGIC Convertible & Income Fund II

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 1

Dear Shareholder:

The twelve-month period ended February 28, 2011 was characterized by an improving U.S. economy, with consumers regaining their footing and corporations posting solid profits. In this environment, corporate bonds performed very well.

The Twelve Months in Review	Hans W. Kertess
For the twelve-month period ended February 28, 2011:	Chairman

• The AGIC Convertible & Income Fund advanced 27.27% on net asset value (“NAV”) and 33.53% on market price.

• The AGIC Convertible & Income Fund II advanced 27.51% on NAV and 32.85% on market price.

In comparison, the BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, increased 20.90%. The S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, gained 22.57% and the Barclays Capital Credit Investment Grade Index rose 7.37%.

Brian S. Shlissel President & CEO

At the beginning of the twelve-month period, U.S. gross domestic product (“GDP”) was growing at a 3.7% annualized rate between January and March of 2010. This eased to 1.7% during the second quarter of 2010 before accelerating to a 2.6% and 2.8% annualized rate, in the third and fourth quarters of 2010, respectively. In January and February of 2011 this strengthening trend continued.

U.S. Treasury bonds fluctuated considerably during the twelve-month period. At the start of the period, signs that the economy was improving prompted investors to shift out of Treasuries and into corporate bonds and stocks. As a result, Treasury prices fell and by April 2010, the yield on the benchmark 10-year bond had climbed to 4.01%. However, concerns about the strength and durability of the economic recovery, sovereign debt in certain European countries and a cooling Chinese economy triggered a reversal. By October 2010, the 10-year Treasury yielded 2.41%. But as those concerns waned, there was yet another shift. At the close of the fiscal twelve-month period, the yield on the 10-year Treasury rebounded to 3.42%.

The U.S. Federal Reserve (“the Fed”) indicated it would purchase up to $900 billion in U.S. Treasury bonds through June 2011. The goal of this “quantitative

AGIC Convertible & Income Fund
2	AGIC Convertible & Income Fund II Annual Report | 2.28.11

easing” is to keep stimulating the economy by lowering interest rates. The Fed maintained its closely-watched Federal Funds Rate, the interest rate banks charge to lend federal funds to other banks, usually on an overnight basis, in the 0.0% to 0.25% range. The Fed also maintained the discount rate, the interest rate charged to banks for direct loans at 0.75% throughout the reporting period.

Positioned to Face Today’s Challenges
After what has been a good period for corporate bonds, we are cautious about the next twelve months. Interest rates have begun to move higher; inflation is making a comeback and dividends are increasing up nearly 15% from 2010 levels, according to Standard & Poor’s as many corporations focus on enhancing shareholder value. While these events are positive for stockholders, they could potentially indicate an increase in credit risk. Interest rate, inflation and credit risk may spell more modest returns for investors.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors Capital LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 3

AGIC Convertible & Income Fund/
AGIC Convertible & Income Fund II	Fund Insights
February 28, 2011 (unaudited)

For the 12-month period ended February 28, 2011, AGIC Convertible & Income Fund returned 27.27% on NAV and 33.53% on market price. AGIC Convertible & Income Fund II returned 27.51% on NAV and 32.85% on market price.

Market Environment—Convertibles
Although market sentiment varied throughout the reporting period, the net result for the convertible market was solid.

The factors driving performance through the fiscal year end did not change significantly from earlier in the reporting period. Although several hiccups occurred throughout the period, including mixed economic statistical releases and European sovereign concerns, these risks rose then abated quickly. Ultimately, stronger corporate profitability and an improving economy had the greatest influence on investor sentiment. Improved balance sheets and operating performance of issuers were supplemented by massive new corporate issuance volume that bolstered liquidity and reduced high-cost debt. Political risk abated after the November elections, and more accommodative decisions were made in Washington regarding taxes and further monetary policy easing (QE2). These factors also led to a healthy year-end rally in the equity markets and a sell-off in the Treasury market, all of which added to the general appetite for convertible investing.

After an impressive return in the fourth quarter of 2009 of the period, the BofA Merrill Lynch All Convertible Index enjoyed another good year of performance and had double digit returns in the reporting period.

Convertibles moved up in line with their historical equity upside participation in the fourth quarter of the period. Unlike the first half of the period where credit improvement was the bigger driver of returns, equity contributed more later in the period.

For the reporting period, all industries posted positive returns. Leading industries included Energy, Industrials, Materials and Consumer Discretionary. Industrials and Consumer Discretionary names performed well on better-than-expected earnings. Materials companies moved higher as commodity prices rose due to the improving global economy. Energy issuers were positively impacted as the macro headlines helped sentiment on the group. Underperforming industries included Healthcare, Media and Transportation. The Transportation industry underperformed because higher oil prices may hurt future earnings.

Below-investment-grade issuers and smaller-capitalized companies outperformed in the reporting period. Total return convertibles outperformed the yield and “busted” categories.

New convertible issuance picked up during the fourth quarter of 2010 as twenty-six new deals priced for $12.7 billion in total proceeds. This brought the full 2010 new issuance to $33.8 billion. In the first half of 2010, many companies accessed the corporate debt markets instead of the convertible markets in order to avoid shareholder dilution at depressed stock prices. As the equity markets moved higher, new convertible issuance increased.

Market Environment—High Yield
The BofA Merrill Lynch High Yield Master II Index had positive returns for the fourth quarter of the period ended February 28, 2011, and was up double digits for the period. By way of comparison, the high yield market outperformed the 10-year Treasury return, which had negative performance for the fourth quarter, and was up single digits for 2010.

For the period, all industries again contributed to the index return. Leading industries included Broadcasting, Technology and Gaming. While all industries were positive in the period, the laggards included Banks, Airlines and Cable TV.

New issuance in the quarter was again robust as one hundred ninety-five deals priced, raising $91 billion in proceeds for issuers. For 2010, 653 issues priced, raising more than $300 billion. The new issuance dollar amount easily exceeded the next-largest year—2009—with $180 billion. Looking at the 2010 use of proceeds, 66.5% was used for refinancing. Interestingly, refinancing dropped to 54% by December, while acquisition financing and general corporate purposes increased, a positive trend for corporate financial flexibility.

The ratio of upgrades to downgrades was 1.4:1 in the fourth quarter of 2010, with 104 upgrades and 73 downgrades. The positive credit trend remains consistent. The trailing twelve-month default rate ended the quarter at approximately 2.3% on an issuer-weighted basis. On a dollar-weighted basis, the lagging twelve-month default rate was only 0.8%.

AGIC Convertible & Income Fund
4	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund/
AGIC Convertible & Income Fund II	Fund Insights (continued)
February 28, 2011 (unaudited)

High Yield Holdings
Multiple factors contributed to the performance for the reporting period. First, superior issuer selection was easy to identify, as several issuers were taken out via tenders due to merger, acquisition and refinancing activity. These issues came from a variety of industries, but specific notable movers came from the Energy, Metals and Industrials industries. Next, and equally additive, was the lack of negative contributors. While the year ended positively, and the rising tide lifted most boats, there was some choppiness for both the index and peer group. Another challenge, and newer to the scheme of recent risks, was the rising 10-year Treasury yield.

Most industries in the funds portfolios generated positive performance in the period. Among the best were Energy, Utilities and Chemicals. These industries were among the many to benefit from continued issuers operating performance strength and investor conviction in the rebound in the economy.

There were few negative performers, and no negative returns in any one industry. Lagging industry allocations included broadcasting, telecommunications – wireline and homebuilders. The funds had no portfolio allocation to broadcasting, which moved higher in the period. An overweight to telecom hurt due to some of the lower quality or higher beta issuers outperforming in the period. Homebuilders moved higher in the period, and the portfolio exposure was positive, but not as high as the benchmark weight.

New buys were again plentiful in the fourth quarter of 2010. The majority were identified through the enormous new issuance calendar. Because of that volume, it was again prudent to be selective. The issuers added were diversified among many industries. Options were abundant amid the expanding economic rebound. One industry of note was energy. The majority of all new issuance fell into the category of refinancing activity. In energy, several of the new issues were names new to the market. The issues not only exhibited solid current operations, with positive outlook for growth in 2011 and beyond, they also represented some of the best total return characteristics.

Outlook
Our outlook for the equity, high yield and convertible market is positive. The improvement in corporate earnings seen in the third quarter earnings continued in the fourth quarter of 2010. U.S. corporate cash levels are high, debt levels have been reduced and maturities have been extended. In addition, consumers are spending again and labor conditions are improving.

In 2011, we expect companies may use the high cash levels on their balance sheets and future free cash flow to help boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. We believe these factors will benefit investors in the high yield, convertible and equity markets.

While we expect credit spread tightening should continue as high yield credit spreads remain above the historical average, positive convertible returns will be dependent on the equity markets going forward. Even though global and economic risk headlines persist, driving a continuation of choppy directional short-term performance, few companies have seen a change in demand or order patterns. Fundamentals remain intact and this should provide a positive backdrop for the U.S. equity markets. We believe convertible bonds should benefit from credit spread tightening and higher equity prices, an attractive option for total return investors. High yield bonds should benefit from the further credit spread contraction and exhibit stability to the downside.

The Funds’ disciplined approach of focusing on companies that are exceeding expectations and improving their credit statistics may be rewarded as those companies differentiate themselves from their peer group. In this environment, we believe companies that have reasonable earnings visibility should command premium valuations relative to other companies.

We continue to build the Funds’ portfolios one company at a time, by seeking to identify those that are opportunistically capitalizing on change. In addition, we are maintaining our discipline of seeking to identify the best total return candidates with the optimal risk/reward profile.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 5

AGIC Convertible & Income Fund	Fund Performance & Statistics
February 28, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	33.53%	27.27%
5 Year	6.24%	5.21%
Commencement of Operations (3/31/03) to 2/28/11	9.51%	8.56%

Market Price/NAV Performance:
Commencement of Operations (3/31/03) to 2/28/11

Market Price/NAV:
Market Price	$11.00
NAV	$9.76
Premium to NAV	12.70%
Market Price Yield(2)	9.82%

Moody’s Ratings (as a % of total investments)

AGIC Convertible & Income Fund
6	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund II	Fund Performance & Statistics
February 28, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	32.85%	27.51%
5 Year	6.04%	3.75%
Commencement of Operations (7/31/03) to 2/28/11	7.92%	6.62%

Market Price/NAV Performance:
Commencement of Operations (7/31/03) to 2/28/11

Market Price/NAV:
Market Price	$10.21
NAV	$8.89
Premium to NAV	14.85%
Market Price Yield(2)	9.99%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Funds’ shares, or changes in Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at February 28, 2011.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 7

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES—46.2%
	Advertising—1.0%
$10,410	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	$11,008,575
	Aerospace & Defense—0.2%
1,730	BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB	1,915,975
	Airlines—0.6%
6,250	United Airlines, Inc., 12.00%, 11/1/13 (a)(b)	B3/CCC+	6,921,875
	Apparel—0.1%
750	Quiksilver, Inc., 6.875%, 4/15/15	Caa1/CCC+	748,125
	Chemicals—0.9%
9,005	Momentive Performance Materials, Inc.,
	11.50%, 12/1/16	Caa2/CCC	9,815,450
	Commercial Services—3.4%
6,500	ACE Cash Express, Inc., 11.00%, 2/1/19 (a)(b)	B3/B	6,719,375
1,850	Cardtronics, Inc., 8.25%, 9/1/18	B2/BB-	2,016,500
10,945	Cenveo Corp., 10.50%, 8/15/16 (a)(b)	Caa1/CCC+	11,109,175
5,705	DynCorp International, Inc., 10.375%, 7/1/17 (a)(b)	B1/B	6,161,400
10,000	National Money Mart Co., 10.375%, 12/15/16	B2/B+	11,175,000
			37,181,450
	Construction & Engineering—0.9%
9,695	MasTec, Inc., 7.625%, 2/1/17	B1/B+	9,840,425
	Consumer Finance—0.4%
4,275	American General Finance Corp., 6.90%, 12/15/17	B3/B	3,858,187
	Distribution/Wholesale—0.7%
7,055	KAR Auction Services, 8.75%, 5/1/14	B3/CCC+	7,363,656
	Diversified Consumer Services—0.1%
1,355	Cambium Learning Group, Inc., 9.75%, 2/15/17 (a)(b)	B2/B	1,377,019
	Diversified Financial Services—0.4%
3,995	International Lease Finance Corp., 6.375%, 3/25/13	B1/BB+	4,184,763
	Diversified Telecommunications—1.1%
10,275	Cincinnati Bell, Inc., 8.75%, 3/15/18	B3/CCC+	9,902,531
1,700	Global Crossing Ltd., 12.00%, 9/15/15	B2/B	1,959,250
			11,861,781
	Electric—1.5%
8,705	Edison Mission Energy, 7.00%, 5/15/17	B3/B-	7,116,337
10,200	Texas Competitive Electric Holdings Co. LLC,
	15.00%, 4/1/21 (a)(b)	Caa3/CCC-	9,129,000
			16,245,337
	Electronic Equipment, Instruments & Components—0.8%
7,640	Kemet Corp., 10.50%, 5/1/18	B1/B	8,709,600
	Energy Equipment & Services—1.0%
9,795	Pioneer Drilling Co., 9.875%, 3/15/18	NR/B	10,725,525
	Food & Staples Retailing—0.8%
9,655	Rite Aid Corp., 8.625%, 3/1/15	Caa3/CCC	9,003,288
	Health Care Providers & Services—0.8%
7,715	HCA, Inc., 9.25%, 11/15/16	B2/BB-	8,370,775

AGIC Convertible & Income Fund
8	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Healthcare-Services—0.3%
$ 3,280	Alliance HealthCare Services, Inc., 8.00%, 12/1/16	NR/B	$3,271,800
	Home Builders—1.8%
	K Hovnanian Enterprises, Inc.,
7,360	7.50%, 5/15/16	Caa2/CCC-	5,961,600
11,775	10.625%, 10/15/16	B1/CCC+	12,820,031
			18,781,631
	Hotels, Restaurants & Leisure—1.7%
5,130	DineEquity, Inc., 9.50%, 10/30/18 (a)(b)	B3/CCC+	5,578,875
2,385	Mandalay Resort Group, 1.054%, 3/21/33, FRN (c)(d)	Caa1/CCC+	2,575,929
8,405	MGM Resorts International, 11.375%, 3/1/18	Caa1/CCC+	9,581,700
			17,736,504
	Household Durables—0.9%
5,045	Beazer Homes USA, Inc., 9.125%, 5/15/19 (a)(b)	Caa2/CCC	5,227,881
3,950	Jarden Corp., 7.50%, 5/1/17	B2/B	4,221,563
			9,449,444
	Independent Power Producer—0.3%
4,150	Dynegy Holdings, Inc., 7.75%, 6/1/19	Caa2/B-	3,019,125
	Internet—0.8%
7,200	Terremark Worldwide, Inc., 12.00%, 6/15/17	B1/B-	8,964,000
	IT Services—1.1%
2,615	Stream Global Services, Inc., 11.25%, 10/1/14	B1/B+	2,784,975
	Unisys Corp. (a)(b),
4,627	12.75%, 10/15/14	Ba1/BB	5,494,563
3,349	14.25%, 9/15/15	Ba2/BB	4,010,427
			12,289,965
	Leisure Time—2.0%
10,150	NCL Corp. Ltd., 11.75%, 11/15/16	B2/B+	12,040,438
	Travelport LLC,
710	9.875%, 9/1/14	B3/CCC+	696,687
8,855	11.875%, 9/1/16	Caa1/CCC	8,379,044
			21,116,169
	Lodging—1.2%
12,245	Caesars Entertainment Operating Co., Inc.,
	12.75%, 4/15/18 (a)(b)	Ca/CCC	12,949,088
	Media—1.7%
6,155	McClatchy Co., 11.50%, 2/15/17	B1/B+	7,016,700
7,100	Media General, Inc., 11.75%, 2/15/17	B2/B-	7,881,000
2,705	Sirius XM Radio, Inc., 8.75%, 4/1/15 (a)(b)	B3/BB-	3,012,694
			17,910,394
	Miscellaneous Manufacturing—0.9%
10,150	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	10,023,125
	Oil & Gas—1.3%
8,700	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (a)(b)	Caa1/B	9,374,250
4,710	United Refining Co., 10.50%, 2/28/18 (a)(b)(h)	B3/B	4,686,450
			14,060,700

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 9

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Oil & Gas Services—0.0%
$ 500	Allis-Chalmers Energy, Inc., 9.00%, 1/15/14	Caa1/B-	$514,375
	Oil, Gas & Consumable Fuels—2.1%
9,630	OPTI Canada, Inc., 8.25%, 12/15/14	Ca/CCC	5,296,500
8,750	SandRidge Energy, Inc., 9.875%, 5/15/16 (a)(b)	B3/B	9,756,250
6,260	Western Refining, Inc., 11.25%, 6/15/17 (a)(b)	B3/B	7,105,100
			22,157,850
	Paper & Forest Products—0.5%
2,041	Louisiana-Pacific Corp., 13.00%, 3/15/17	Ba3/BBB-	2,194,075
8,530	NewPage Corp., 12.00%, 5/1/13	Caa3/CCC-	2,740,262
			4,934,337
	Real Estate—0.3%
2,250	CB Richard Ellis Services, Inc., 11.625%, 6/15/17	Ba2/B+	2,663,438
	Retail—1.2%
7,130	Neiman Marcus Group, Inc., 10.375%, 10/15/15	Caa2/CCC+	7,584,537
5,115	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/B	5,652,075
			13,236,612
	Semiconductors & Semiconductor Equipment—2.6%
3,500	Advanced Micro Devices, Inc., 8.125%, 12/15/17	Ba3/B+	3,745,000
9,065	Amkor Technology, Inc., 9.25%, 6/1/16	Ba3/BB-	9,654,225
	Freescale Semiconductor, Inc. (a)(b),
5,695	10.125%, 3/15/18	B1/B-	6,549,250
6,485	10.75%, 8/1/20	Caa2/CCC	7,522,600
			27,471,075
	Software—1.1%
11,290	First Data Corp., 9.875%, 9/24/15	Caa1/B-	11,459,350
	Telecommunications—6.0%
6,305	DigitalGlobe, Inc., 10.50%, 5/1/14	Ba3/BBB-	7,195,581
9,050	Hughes Network Systems LLC, 9.50%, 4/15/14	B1/B	9,491,188
6,895	Intelsat Jackson Holdings Ltd., 9.50%, 6/15/16	B3/B+	7,325,937
5,115	ITC Deltacom, Inc., 10.50%, 4/1/16	B3/B-	5,639,287
8,220	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB-	8,281,650
5,090	NII Capital Corp., 8.875%, 12/15/19	B2/BB-	5,649,900
9,230	West Corp., 11.00%, 10/15/16	Caa1/B-	10,095,312
9,675	WireCo WorldGroup, 9.50%, 5/15/17 (a)(b)	B3/B-	10,328,063
			64,006,918
	Textiles Apparel & Luxury Goods—0.6%
6,020	Oxford Industries, Inc., 11.375%, 7/15/15	B1/BB-	6,802,600
	Trading Companies & Distributors—0.2%
2,355	Aircastle Ltd., 9.75%, 8/1/18	Ba3/BB+	2,637,600
	Transportation—2.3%
9,825	Quality Distribution LLC, 9.875%, 11/1/18 (a)(b)	Caa1/B-	10,365,375
8,610	Swift Services Holdings, Inc., 10.00%, 11/15/18 (a)(b)	Caa1/B-	9,471,000
4,750	Western Express, Inc., 12.50%, 4/15/15 (a)(b)	Caa1/B-	4,631,250
			24,467,625

AGIC Convertible & Income Fund
10	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Wireless Telecommunication Services—0.6%
$ 6,050	Crown Castle International Corp., 9.00%, 1/15/15	B1/B-	$6,836,500

	Total Corporate Bonds & Notes (cost—$465,660,315)		495,892,031

Shares (000s)

CONVERTIBLE PREFERRED STOCK— 30.5%
	Airlines—0.7%
201	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/NR	7,642,699

	Auto Manufacturers—1.0%
208	Ford Motor Co. Capital Trust II, 6.50%, 1/15/32	B1/B-	10,554,426

	Automobiles—1.1%
223	General Motors Co., 4.75%, 12/1/13	NR/NR	11,324,616

	Banks—0.8%
185	Barclays Bank PLC, 10.00%, 3/15/11
	(Teva Pharmaceuticals Industries Ltd.) (e)	A1/A+	8,328,475

	Capital Markets—2.2%
163	AMG Capital Trust I, 5.10%, 4/15/36	NR/BB	8,395,812
	Lehman Brothers Holdings, Inc. (c)(d)(e),
892	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	2,869,882
139	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	1,889,980
471	The Goldman Sachs Group, Inc.,
	7.00%, 8/1/11 (Weatherford Corp.) (e)	A1/A	11,042,955

			24,198,629

	Commercial Banks—2.0%
69	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	Ba1/BB	10,663,645
10	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	Baa3/A-	10,464,800

			21,128,445

	Commercial Services & Supplies—0.8%
162	United Rentals, Inc., 6.50%, 8/1/28	Caa1/CCC	8,090,474

	Diversified Financial Services—6.8%
651	2010 Swift Mandatory Common Exchange Security Trust,
	6.00%, 12/31/13 (b)	NR/NR	9,072,966
12	Bank of America Corp., 7.25%, 1/30/13, Ser. L (f)	Ba3/BB+	11,967,680
79	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	10,648,365
	Credit Suisse Securities USA LLC (e),
201	7.00%, 7/27/11 (Target Corp.)	Aa2/A	10,699,876
355	8.00%, 9/20/11 (Bristol-Myers Squibb Co.)	Aa2/A	9,260,112
	JP Morgan Chase & Co. (e)
147	7.00%, 7/25/11 (McDonald’s Corp.)	Aa3/A+	10,996,038
502	7.00%, 8/16/11 (Cisco Systems)	Aa3/A+	9,941,270

			72,586,307

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 11

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Shares (000s)		Credit Rating (Moody’s/S&P)*	Value

	Electric Utilities—1.8%
	NextEra Energy, Inc.,
25	7.00%, 9/1/13	NR/NR	$1,282,500
179	8.375%, 6/1/12	NR/NR	9,007,473
165	PPL Corp., 9.50%, 7/1/13	NR/NR	8,779,961

			19,069,934

	Food Products—2.2%
243	Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	11,178,208
119	Bunge Ltd., 4.875%, 12/1/11 (f)	Ba1/BB	12,535,950

			23,714,158

	Household Durables—2.2%
259	Newell Financial Trust I, 5.25%, 12/1/27	WR/BB	12,498,874
98	Stanley Black & Decker, Inc., 4.75%, 11/17/15	Baa3/BBB+	11,469,140

			23,968,014

	Insurance—1.7%
1,068	American International Group, Inc., 8.50%, 5/1/11	Baa2/NR	4,976,880
64	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	3,960,629
291	XL Group PLC, 10.75%, 8/15/11	Baa2/BBB-	9,355,066

			18,292,575

	IT Services—0.3%
33	Unisys Corp., 6.25%, 3/1/14	NR/NR	3,319,590

	Multi-Utilities—1.1%
240	AES Trust III, 6.75%, 10/15/29	B3/B+	11,709,055

	Oil, Gas & Consumable Fuels—2.5%
147	Apache Corp., 6.00%, 8/1/13	NR/NR	10,000,016
36	ATP Oil & Gas Corp., 8.00%, 10/1/14 (a)(b)(f)	NR/NR	4,096,250
119	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	NR/B	13,147,313

			27,243,579

	Professional Services—1.2%
233	Nielsen Holdings NV, 6.25%, 2/1/13	NR/NR	12,973,496

	Real Estate Investment Trust—2.1%
440	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	NR/NR	11,586,095
434	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	Caa3/CCC-	11,467,222

			23,053,317

	Total Convertible Preferred Stock (cost—$334,822,245)		327,197,789

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES — 21.1%
	Building Products—0.3%
$ 2,570	Griffon Corp., 4.00%, 1/15/17 (a)(b)	NR/NR	2,704,925

	Capital Markets—1.0%
10,255	Ares Capital Corp., 5.75%, 2/1/16 (a)(b)	NR/BBB	11,075,400

	Diversified Telecommunication Services—0.6%
5,640	tw telecom, Inc., 2.375%, 4/1/26	B3/B-	6,605,850

AGIC Convertible & Income Fund
12	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Electrical Equipment—2.1%
$ 9,210	EnerSys, 3.375%, 6/1/38 (g)	B2/BB	$10,971,413
11,380	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	11,109,725

			22,081,138

	Electronic Equipment, Instruments & Components—0.8%
7,055	Anixter International, Inc., 1.00%, 2/15/13	NR/B+	8,995,125

	Hotels, Restaurants & Leisure—0.9%
9,075	MGM Resorts International, 4.25%, 4/15/15 (a)(b)	Caa1/CCC+	9,959,812

	Internet Software & Services—0.7%
7,670	Equinix, Inc., 2.50%, 4/15/12	NR/B-	7,957,625

	IT Services—0.7%
6,725	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	7,750,563

	Machinery—1.1%
7,600	AGCO Corp., 1.25%, 12/15/36	NR/BB+	11,191,000
200	Titan International, Inc., 5.625%, 1/15/17 (a)(b)	NR/B+	522,000

			11,713,000

	Media—3.0%
7,480	Interpublic Group of Cos, Inc., 4.25%, 3/15/23	Ba2/BB	8,938,600
	Liberty Media LLC,
8,080	3.125%, 3/30/23	B1/BB-	9,999,000
16,945	3.50%, 1/15/31	B1/BB-	9,658,650
3,295	Regal Entertainment Group, 6.25%, 3/15/11 (a)(b)	NR/NR	3,319,712

			31,915,962

	Metals & Mining—0.5%
3,775	Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	4,822,563

	Oil, Gas & Consumable Fuels—1.9%
1,140	Goodrich Petroleum Corp., 5.00%, 10/1/29	NR/CCC+	1,151,400
7,600	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	9,804,000
5,315	Western Refining, Inc., 5.75%, 6/15/14	NR/CCC+	9,048,788

			20,004,188

	Pharmaceuticals—0.7%
6,920	Mylan, Inc., 1.25%, 3/15/12	NR/BB-	7,819,600

	Real Estate Investment Trust—2.3%
8,150	Boston Properties LP, 3.75%, 5/15/36	NR/A-	9,474,375
6,900	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	7,831,500
7,685	ProLogis, 2.25%, 4/1/37	NR/BBB-	7,742,637

			25,048,512

	Semiconductors & Semiconductor Equipment—2.9%
15,580	Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/B+	16,339,525
4,010	ON Semiconductor Corp., zero coupon, 4/15/24	NR/BB	4,892,200
9,920	SunPower Corp., 4.75%, 4/15/14	NR/NR	10,354,000

			31,585,725

	Software—0.8%
6,715	Nuance Communications, Inc., 2.75%, 8/15/27	NR/BB-	8,284,631

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 13

AGIC Convertible & Income Fund	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

	Thrifts & Mortgage Finance—0.8%
$ 7,430	MGIC Investment Corp., 5.00%, 5/1/17	NR/CCC+	$8,135,850

	Total Convertible Bonds & Notes (cost—$174,585,849)		226,460,469

YANKEE BOND— 0.3%
	Marine—0.3%
3,670	DryShips, Inc., 5.00%, 12/1/14 (cost—$4,129,662)	NR/NR	3,670,000

SHORT-TERM INVESTMENT—1.9%
	Time Deposit—1.9%
20,654	Citibank-London, 0.03%, 3/1/11 (cost—$20,653,709)		20,653,709

	Total Investments (cost—$999,851,780)—100.0%		$1,073,873,998

AGIC Convertible & Income Fund
14	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund II Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES— 46.2%
	Advertising—1.0%
$ 7,835	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	$8,285,513
	Aerospace & Defense—0.1%
620	BE Aerospace, Inc., 8.50%, 7/1/18	Ba3/BB	686,650
	Airlines—0.6%
4,750	United Airlines, Inc., 12.00%, 11/1/13 (a)(b)	B3/CCC+	5,260,625
	Apparel—0.1%
750	Quiksilver, Inc., 6.875%, 4/15/15	Caa1/CCC+	748,125
	Chemicals—0.8%
6,330	Momentive Performance Materials, Inc.,
	11.50%, 12/1/16	Caa2/CCC	6,899,700
	Commercial Services—3.4%
5,000	ACE Cash Express, Inc., 11.00%, 2/1/19 (a)(b)	B3/B	5,168,750
1,485	Cardtronics, Inc., 8.25%, 9/1/18	B2/BB-	1,618,650
8,255	Cenveo Corp., 10.50%, 8/15/16 (a)(b)	Caa1/CCC+	8,378,825
4,295	DynCorp International, Inc., 10.375%, 7/1/17 (a)(b)	B1/B	4,638,600
7,625	National Money Mart Co., 10.375%, 12/15/16	B2/B+	8,520,937
			28,325,762
	Construction & Engineering—1.0%
8,380	MasTec, Inc., 7.625%, 2/1/17	B1/B+	8,505,700
	Consumer Finance—0.3%
3,075	American General Finance Corp., 6.90%, 12/15/17	B3/B	2,775,188
	Distribution/Wholesale—0.7%
5,580	KAR Auction Services, 8.75%, 5/1/14	B3/CCC+	5,824,125
	Diversified Consumer Services—0.1%
1,000	Cambium Learning Group, Inc., 9.75%, 2/15/17 (a)(b)	B2/B	1,016,250
	Diversified Financial Services—0.4%
3,005	International Lease Finance Corp., 6.375%, 3/25/13	B1/BB+	3,147,737
	Diversified Telecommunications—1.0%
7,705	Cincinnati Bell, Inc., 8.75%, 3/15/18	B3/CCC+	7,425,694
1,000	Global Crossing Ltd., 12.00%, 9/15/15	B2/B	1,152,500
			8,578,194
	Electric—1.5%
6,780	Edison Mission Energy, 7.00%, 5/15/17	B3/B-	5,542,650
7,800	Texas Competitive Electric Holdings Co. LLC,
	15.00%, 4/1/21 (a)(b)	Caa3/CCC-	6,981,000
			12,523,650
	Electronic Equipment, Instruments & Components—0.9%
6,315	Kemet Corp., 10.50%, 5/1/18	B1/B	7,199,100
	Energy Equipment & Services—1.1%
8,005	Pioneer Drilling Co., 9.875%, 3/15/18	NR/B	8,765,475
	Food & Staples Retailing—0.8%
7,090	Rite Aid Corp., 8.625%, 3/1/15	Caa3/CCC	6,611,425

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 15

AGIC Convertible & Income Fund II Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Health Care Providers & Services—0.8%
$ 5,685	HCA, Inc., 9.25%, 11/15/16	B2/BB-	$6,168,225
	Healthcare-Services—0.5%
4,435	Alliance HealthCare Services, Inc., 8.00%, 12/1/16	NR/B	4,423,913
	Home Builders—1.8%
	K Hovnanian Enterprises, Inc.,
5,575	7.50%, 5/15/16	Caa2/CCC-	4,515,750
9,140	10.625%, 10/15/16	B1/CCC+	9,951,175
			14,466,925
	Hotels, Restaurants & Leisure—1.7%
3,870	DineEquity, Inc., 9.50%, 10/30/18 (a)(b)	B3/CCC+	4,208,625
2,143	Mandalay Resort Group, 1.054%, 3/21/33, FRN (c)(d)	Caa1/CCC+	2,314,523
6,395	MGM Resorts International, 11.375%, 3/1/18	Caa1/CCC+	7,290,300
			13,813,448
	Household Durables—0.7%
3,920	Beazer Homes USA, Inc., 9.125%, 5/15/19 (a)(b)	Caa2/CCC	4,062,100
1,390	Jarden Corp., 7.50%, 5/1/17	B2/B	1,485,562
			5,547,662
	Independent Power Producer—0.4%
4,945	Dynegy Holdings, Inc., 7.75%, 6/1/19	Caa2/B-	3,597,487
	Internet—0.8%
5,500	Terremark Worldwide, Inc., 12.00%, 6/15/17	B1/B-	6,847,500
	IT Services—1.3%
1,985	Stream Global Services, Inc., 11.25%, 10/1/14	B1/B+	2,114,025
	Unisys Corp. (a)(b),
4,057	12.75%, 10/15/14	Ba1/BB	4,817,688
2,975	14.25%, 9/15/15	Ba2/BB	3,562,562
			10,494,275
	Leisure Time—2.2%
7,570	NCL Corp. Ltd., 11.75%, 11/15/16	B2/B+	8,979,913
	Travelport LLC,
900	9.875%, 9/1/14	B3/CCC+	883,125
8,145	11.875%, 9/1/16	Caa1/CCC	7,707,206
			17,570,244
	Lodging—1.2%
9,255	Caesars Entertainment Operating Co., Inc.,
	12.75%, 4/15/18 (a)(b)	Ca/CCC	9,787,162
	Media—1.6%
4,525	McClatchy Co., 11.50%, 2/15/17	B1/B+	5,158,500
5,340	Media General, Inc., 11.75%, 2/15/17	B2/B-	5,927,400
2,045	Sirius XM Radio, Inc., 8.75%, 4/1/15 (a)(b)	B3/BB-	2,277,619
			13,363,519
	Miscellaneous Manufacturing—0.9%
7,715	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	7,618,563

AGIC Convertible & Income Fund
16	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund II Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Oil & Gas—1.3%
$ 7,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (a)(b)	Caa1/B	$7,542,500
3,290	United Refining Co., 10.50%, 2/28/18 (a)(b)(h)	B3/B	3,273,550
			10,816,050
	Oil & Gas Services—0.1%
500	Allis-Chalmers Energy, Inc., 9.00%, 1/15/14	Caa1/B-	514,375
	Oil, Gas & Consumable Fuels—2.0%
6,970	OPTI Canada, Inc., 8.25%, 12/15/14	Ca/CCC	3,833,500
6,250	SandRidge Energy, Inc., 9.875%, 5/15/16 (a)(b)	B3/B	6,968,750
4,740	Western Refining, Inc., 11.25%, 6/15/17 (a)(b)	B3/B	5,379,900
			16,182,150
	Paper & Forest Products—0.5%
1,509	Louisiana-Pacific Corp., 13.00%, 3/15/17	Ba3/BBB-	1,622,175
6,470	NewPage Corp., 12.00%, 5/1/13	Caa3/CCC-	2,078,487
			3,700,662
	Real Estate—0.3%
1,750	CB Richard Ellis Services, Inc., 11.625%, 6/15/17	Ba2/B+	2,071,562
	Retail—1.1%
7,165	Neiman Marcus Group, Inc., 10.375%, 10/15/15	Caa2/CCC+	7,621,769
885	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/B	977,925
			8,599,694
	Semiconductors & Semiconductor Equipment—2.3%
2,705	Advanced Micro Devices, Inc., 8.125%, 12/15/17	Ba3/B+	2,894,350
5,070	Amkor Technology, Inc., 9.25%, 6/1/16	Ba3/BB-	5,399,550
	Freescale Semiconductor, Inc. (a)(b),
4,305	10.125%, 3/15/18	B1/B-	4,950,750
5,015	10.75%, 8/1/20	Caa2/CCC	5,817,400
			19,062,050
	Software—1.1%
9,055	First Data Corp., 9.875%, 9/24/15	Caa1/B-	9,190,825
	Telecommunications—5.9%
4,060	DigitalGlobe, Inc., 10.50%, 5/1/14	Ba3/BBB-	4,633,475
6,500	Hughes Network Systems LLC, 9.50%, 4/15/14	B1/B	6,816,875
5,255	Intelsat Jackson Holdings Ltd., 9.50%, 6/15/16	B3/B+	5,583,438
3,835	ITC Deltacom, Inc., 10.50%, 4/1/16	B3/B-	4,228,087
6,130	Nextel Communications, Inc., 7.375%, 8/1/15	Ba2/BB-	6,175,975
3,860	NII Capital Corp., 8.875%, 12/15/19	B2/BB-	4,284,600
7,620	West Corp., 11.00%, 10/15/16	Caa1/B-	8,334,375
7,325	WireCo WorldGroup, 9.50%, 5/15/17 (a)(b)	B3/B-	7,819,438
			47,876,263
	Textiles Apparel & Luxury Goods—0.6%
4,535	Oxford Industries, Inc., 11.375%, 7/15/15	B1/BB-	5,124,550
	Trading Companies & Distributors—0.3%
2,145	Aircastle Ltd., 9.75%, 8/1/18	Ba3/BB+	2,402,400

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 17

AGIC Convertible & Income Fund II Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Transportation—2.3%
$ 7,175	Quality Distribution LLC, 9.875%, 11/1/18 (a)(b)	Caa1/B-	$7,569,625
6,590	Swift Services Holdings, Inc., 10.00%, 11/15/18 (a)(b)	Caa1/B-	7,249,000
3,750	Western Express, Inc., 12.50%, 4/15/15 (a)(b)	Caa1/B-	3,656,250
			18,474,875
	Wireless Telecommunication Services—0.7%
4,820	Crown Castle International Corp., 9.00%, 1/15/15	B1/B-	5,446,600

	Total Corporate Bonds & Notes (cost—$356,027,743)		378,314,198

Shares (000s)

CONVERTIBLE PREFERRED STOCK—30.5%
	Airlines—0.7%
154	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/NR	5,856,222
	Auto Manufacturers—1.0%
159	Ford Motor Co. Capital Trust II, 6.50%, 1/15/32	B1/B-	8,066,081
	Automobiles—1.1%
169	General Motors Co., 4.75%, 12/1/13	NR/NR	8,623,651
	Banks—0.8%
141	Barclays Bank PLC, 10.00%, 3/15/11
	(Teva Pharmaceuticals Industries Ltd.) (e)	A1/A+	6,383,803
	Capital Markets—2.3%
124	AMG Capital Trust I, 5.10%, 4/15/36	NR/BB	6,402,013
	Lehman Brothers Holdings, Inc. (c)(d)(e),
802	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	2,580,029
123	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	1,672,561
359	The Goldman Sachs Group, Inc.,
	7.00%, 8/1/11 (Weatherford Corp.) (e)	A1/A	8,422,411
			19,077,014
	Commercial Banks—2.0%
54	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	Ba1/BB	8,229,903
8	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	Baa3/A-	7,972,200
			16,202,103
	Commercial Services & Supplies—0.6%
94	United Rentals, Inc., 6.50%, 8/1/28	Caa1/CCC	4,697,271
	Diversified Financial Services—6.7%
494	2010 Swift Mandatory Common Exchange
	Security Trust, 6.00%, 12/31/13 (b)	NR/NR	6,890,922
9	Bank of America Corp., 7.25%, 1/30/13, Ser. L (f)	Ba3/BB+	9,166,520
60	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	8,125,817
	Credit Suisse Securities USA LLC (e),
153	7.00%, 7/27/11 (Target Corp.)	Aa2/A	8,158,282
270	8.00%, 9/20/11 (Bristol-Myers Squibb Co.)	Aa2/A	7,037,550
	JP Morgan Chase & Co. (e)
112	7.00%, 7/25/11 (McDonald’s Corp.)	Aa3/A+	8,387,886
383	7.00%, 8/16/11 (Cisco Systems)	Aa3/A+	7,578,644
			55,345,621

AGIC Convertible & Income Fund
18	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund II	Schedule of Investments
February 28, 2011

Shares (000s)		Credit Rating (Moody’s/S&P)*	Value
	Electric Utilities—1.8%
	NextEra Energy, Inc.,
25	7.00%, 9/1/13	NR/NR	$1,282,500
137	8.375%, 6/1/12	NR/NR	6,887,327
126	PPL Corp., 9.50%, 7/1/13	NR/NR	6,732,263
			14,902,090
	Food Products—2.2%
188	Archer-Daniels-Midland Co., 6.25%, 6/1/11	NR/BBB+	8,678,747
91	Bunge Ltd., 4.875%, 12/1/11 (f)	Ba1/BB	9,547,650
			18,226,397
	Household Durables—2.3%
201	Newell Financial Trust I, 5.25%, 12/1/27	WR/BB	9,678,460
74	Stanley Black & Decker, Inc., 4.75%, 11/17/15	Baa3/BBB+	8,735,173
			18,413,633
	Insurance—1.7%
781	American International Group, Inc., 8.50%, 5/1/11	Baa2/NR	3,637,363
49	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	3,017,681
221	XL Group PLC, 10.75%, 8/15/11	Baa2/BBB-	7,127,148
			13,782,192
	IT Services—0.3%
25	Unisys Corp., 6.25%, 3/1/14	NR/NR	2,532,150
	Multi-Utilities—1.1%
187	AES Trust III, 6.75%, 10/15/29	B3/B+	9,115,322
	Oil, Gas & Consumable Fuels—2.6%
112	Apache Corp., 6.00%, 8/1/13	NR/NR	7,595,380
28	ATP Oil & Gas Corp., 8.00%, 10/1/14 (a)(b)(f)	NR/NR	3,118,800
93	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	NR/B	10,291,837
			21,006,017
	Professional Services—1.2%
177	Nielsen Holdings NV, 6.25%, 2/1/13	NR/NR	9,892,204
	Real Estate Investment Trust—2.1%
335	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	NR/NR	8,832,520
330	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	Caa3/CCC-	8,727,845
			17,560,365

	Total Convertible Preferred Stock (cost—$258,563,973)		249,682,136

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES—21.1%
	Building Products—0.2%
$ 1,960	Griffon Corp., 4.00%, 1/15/17 (a)(b)	NR/NR	2,062,900
	Capital Markets—1.0%
7,865	Ares Capital Corp., 5.75%, 2/1/16 (a)(b)	NR/BBB	8,494,200
	Diversified Telecommunication Services—0.5%
3,305	tw telecom, Inc., 2.375%, 4/1/26	B3/B-	3,870,981

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 19

AGIC Convertible & Income Fund II	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Electrical Equipment—1.9%
$ 7,035	EnerSys, 3.375%, 6/1/38 (g)	B2/BB	$8,380,444
7,055	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	6,887,444
			15,267,888
	Electronic Equipment, Instruments & Components—0.9%
5,620	Anixter International, Inc., 1.00%, 2/15/13	NR/B+	7,165,500
	Hotels, Restaurants & Leisure—0.9%
6,935	MGM Resorts International, 4.25%, 4/15/15 (a)(b)	Caa1/CCC+	7,611,162
	Internet Software & Services—0.8%
6,130	Equinix, Inc., 2.50%, 4/15/12	NR/B-	6,359,875
	IT Services—0.7%
5,130	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	5,912,325
	Machinery—1.1%
5,795	AGCO Corp., 1.25%, 12/15/36	NR/BB+	8,533,138
155	Titan International, Inc., 5.625%, 1/15/17 (a)(b)	NR/B+	404,550
			8,937,688
	Media—3.0%
5,920	Interpublic Group of Cos, Inc., 4.25%, 3/15/23	Ba2/BB	7,074,400
	Liberty Media LLC,
6,420	3.125%, 3/30/23	B1/BB-	7,944,750
12,895	3.50%, 1/15/31	B1/BB-	7,350,150
2,095	Regal Entertainment Group, 6.25%, 3/15/11 (a)(b)	NR/NR	2,110,712
			24,480,012
	Metals & Mining—0.5%
2,920	Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	3,730,300
	Oil, Gas & Consumable Fuels—1.9%
860	Goodrich Petroleum Corp., 5.00%, 10/1/29	NR/CCC+	868,600
6,325	Peabody Energy Corp., 4.75%, 12/15/41	Ba3/B+	8,159,250
4,030	Western Refining, Inc., 5.75%, 6/15/14	NR/CCC+	6,861,075
			15,888,925
	Pharmaceuticals—0.8%
5,595	Mylan, Inc., 1.25%, 3/15/12	NR/BB-	6,322,350
	Real Estate Investment Trust—2.1%
4,550	Boston Properties LP, 3.75%, 5/15/36	NR/A-	5,289,375
5,480	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	6,219,800
6,065	ProLogis, 2.25%, 4/1/37	NR/BBB-	6,110,487
			17,619,662
	Semiconductors & Semiconductor Equipment—3.2%
11,635	Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/B+	12,202,206
4,790	ON Semiconductor Corp., zero coupon, 4/15/24	NR/BB	5,843,800
7,550	SunPower Corp., 4.75%, 4/15/14	NR/NR	7,880,313
			25,926,319
	Software—0.8%
5,285	Nuance Communications, Inc., 2.75%, 8/15/27	NR/BB-	6,520,369

AGIC Convertible & Income Fund
20	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Fund II	Schedule of Investments
February 28, 2011

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
	Thrifts & Mortgage Finance—0.8%
$ 5,635	MGIC Investment Corp., 5.00%, 5/1/17	NR/CCC+	$6,170,325

	Total Convertible Bonds & Notes (cost—$132,330,219)		172,340,781

YANKEE BOND— 0.4%
	Marine—0.4%
2,790	DryShips, Inc., 5.00%, 12/1/14 (cost—$3,139,464)	NR/NR	2,790,000

SHORT-TERM INVESTMENT—1.8%
	Time Deposit—1.8%
15,015	Citibank-London, 0.03%, 3/1/11 (cost—$15,014,877)		15,014,877

	Total Investments (cost—$765,076,276)—100.0%		$818,141,992

Notes to Schedules of Investments:

*	Unaudited.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate market value of $189,159,059 and $144,189,293, representing 17.6% and 17.6% of total investments in Convertible & Income and Convertible & Income II, respectively.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.
(d)

Fair-Valued—Securities with an aggregate value of $7,335,791 and $6,567,113, representing 0.7% and 0.8% of total investments in Convertible & Income and Convertible & Income II, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(f)	Perpetual maturity. Maturity date shown is the first call date.
(g)	Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(h)	Delayed-delivery. To be delivered after February 28, 2011.

Glossary:

FRN–Floating Rate Note. The interest rate disclosed reflects the rate in effect on February 28, 2011.
NR–Not Rated
REIT–Real Estate Investment Trust
WR–Withdrawn Rating

AGIC Convertible & Income Fund
See accompanying Notes to Financial Statements | 2.28.11 |	AGIC Convertible & Income Fund II Annual Report	21

AGIC Convertible & Income Funds	Statements of Assets and Liabilities
February 28, 2011

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost – $999,851,780 and $765,076,276, respectively)	$1,073,873,998	$818,141,992
Interest and dividends receivable	16,975,638	12,992,948
Receivable for investments sold	8,679,809	3,271,649
Prepaid expenses	89,599	96,704
Total Assets	1,099,619,044	834,503,293

Liabilities:
Dividends payable to common and preferred shareholders	6,715,615	5,260,130
Payable for investments purchased	7,949,952	5,529,876
Investment management fees payable	579,583	440,103
Accrued expenses	144,858	143,144
Total Liabilities	15,390,008	11,373,253
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$727,229,036	$549,130,040

Composition of Net Assets to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$745	$618
Paid-in-capital in excess of par	1,048,655,784	863,403,580
Dividends in excess of net investment income	(2,990,392)	(3,259,356)
Accumulated net realized loss	(392,459,319)	(364,080,518)
Net unrealized appreciation of investments	74,022,218	53,065,716
Net Assets Applicable to Common Shareholders	$727,229,036	$549,130,040
Common Shares Issued and Outstanding	74,490,317	61,788,547
Net Asset Value Per Common Share	$9.76	$8.89

AGIC Convertible & Income Fund
22	AGIC Convertible & Income Fund II Annual Report | 2.28.11 | See accompanying Notes to Financial Statements

AGIC Convertible & Income Funds Statements of Operations
Year ended February 28, 2011

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$68,569,853	$51,702,917
Dividends	28,180,382	21,237,564
Consent fees	581,043	445,720
Total Investment Income	97,331,278	73,386,201

Expenses:
Investment management fees	7,192,652	5,461,566
Auction agent fees and commissions	565,730	428,545
Custodian and accounting agent fees	159,692	138,802
Shareholder communications	157,805	120,529
Legal fees	113,398	109,308
Trustees’ fees and expenses	92,574	69,567
Audit and tax services	77,745	83,768
New York Stock Exchange listing fees	62,853	52,132
Transfer agent fees	33,616	33,576
Insurance expense	27,087	20,760
Miscellaneous	20,318	30,623
Total Expenses	8,503,470	6,549,176

Net Investment Income	88,827,808	66,837,025

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	17,016,915	12,876,927
Net change in unrealized appreciation/depreciation of investments	58,883,196	44,849,910
Net realized and change in unrealized gain on investments	75,900,111	57,726,837
Net Increase in Net Assets Resulting from Investment Operations	164,727,919	124,563,862
Dividends on Preferred Shares from Net Investment Income	(1,000,836)	(768,148)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$163,727,083	$123,795,714

AGIC Convertible & Income Fund
See accompanying Notes to Financial Statements | 2.28.11 |	AGIC Convertible & Income Fund II Annual Report	23

AGIC Convertible & Income Funds	Statements of Changes in Net Assets
Applicable to Common Shareholders

Convertible & Income:
	Year ended February 28, 2011	Year ended February 28, 2010
Investments Operations:
Net investment income	$88,827,808	$77,895,527
Net realized gain (loss) on investments	17,016,915	(111,955,883)
Net change in unrealized appreciation/depreciation of investments	58,883,196	403,757,997
Net increase in net assets resulting from investment operations	164,727,919	369,697,641

Dividends on Preferred Shares from Net Investment Income	(1,000,836)	(842,503)
Net increase in net assets applicable to common shareholders resulting from investment operations	163,727,083	368,855,138
Dividends to Common Shareholders from Net Investment Income	(92,560,741)	(78,664,973)

Common Share Transactions:
Reinvestment of dividends	11,654,905	5,674,109
Total increase in net assets applicable to common shareholders	82,821,247	295,864,274

Net Assets Applicable to Common Shareholders:
Beginning of year	644,407,789	348,543,515
End of year (including undistributed (dividends in excess of) net investment income of $(2,990,392) and $730,306, respectively)	$727,229,036	$644,407,789

Common Shares Issued in Reinvestment of Dividends	1,233,249	697,071

Convertible & Income II:
	Year ended February 28, 2011	Year ended February 28, 2010
Investments Operations:
Net investment income	$66,837,025	$59,296,824
Net realized gain (loss) on investments	12,876,927	(94,702,164)
Net change in unrealized appreciation/depreciation of investments	44,849,910	322,931,570
Net increase in net assets resulting from investment operations	124,563,862	287,526,230

Dividends on Preferred Shares from Net Investment Income	(768,148)	(646,896)
Net increase in net assets applicable to common shareholders resulting from investment operations	123,795,714	286,879,334
Dividends to Common Shareholders from Net Investment Income	(71,084,197)	(68,553,462)

Common Share Transactions:
Reinvestment of dividends	9,288,834	5,584,255
Total increase in net assets applicable to common shareholders	62,000,351	223,910,127

Net Assets Applicable to Common Shareholders:
Beginning of year	487,129,689	263,219,562
End of year (including undistributed (dividends in excess of) net investment income of $(3,259,356) and $582,730, respectively)	$549,130,040	$487,129,689

Common Shares Issued in Reinvestment of Dividends	1,061,710	732,745

AGIC Convertible & Income Fund
24	AGIC Convertible & Income Fund II Annual Report | 2.28.11 | See accompanying Notes to Financial Statements

AGIC Convertible & Income Funds Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies
AGIC Convertible & Income Fund (“Convertible & Income”) and AGIC Convertible & Income Fund II (“Convertible & Income II”), each a “Fund” and collectively referred to as the “Funds”, were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will achieve their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available, are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to each Fund’s financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 25

AGIC Convertible & Income Funds Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities, for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories, investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

AGIC Convertible & Income Fund
26	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at February 28, 2011 in valuing Convertible & Income’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	—	$15,160,575	$2,575,929	$17,736,504
All Other	—	478,155,527	—	478,155,527
Convertible Preferred Stock:
Airlines	—	7,642,699	—	7,642,699
Banks	—	8,328,475	—	8,328,475
Capital Markets	—	19,438,767	4,759,862	24,198,629
Commercial Banks	$10,464,800	10,663,645	—	21,128,445
Commercial Services & Supplies	—	8,090,474	—	8,090,474
Diversified Financial Services	22,616,045	49,970,262	—	72,586,307
Household Durables	11,469,140	12,498,874	—	23,968,014
Oil, Gas & Consumable Fuels	10,000,016	17,243,563	—	27,243,579
Professional Services	—	12,973,496	—	12,973,496
All Other	121,037,671	—	—	121,037,671
Convertible Bonds & Notes	—	226,460,469	—	226,460,469
Yankee Bond	—	3,670,000	—	3,670,000
Short-Term Investment	—	20,653,709	—	20,653,709
Total Investments in Securities – Assets	$175,587,672	$890,950,535	$7,335,791	$1,073,873,998

There were no significant transfers between Levels 1 and 2 during the year ended February 28, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Convertible & Income for the year ended February 28, 2011, was as follows:

	Beginning Balance 2/28/10	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 2/28/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	$2,575,929	—	—	—	—	$2,575,929
Convertible Preferred Stock:
Capital Markets	4,759,862	—	—	—	—	4,759,862
Total Investments	$7,335,791	—	—	—	—	$7,335,791

There was no change in unrealized appreciation/depreciation of Level 3 investments which Convertible & Income held at February 28, 2011.

*	There were no transfers into or out of Level 3 during the year ended February 28, 2011.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 27

AGIC Convertible & Income Funds Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at February 28, 2011 in valuing Convertible & Income II’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	—	$11,498,925	$2,314,523	$13,813,448
All Other	—	364,500,750	—	364,500,750
Convertible Preferred Stock:
Airlines	—	5,856,222	—	5,856,222
Banks	—	6,383,803	—	6,383,803
Capital Markets	—	14,824,424	4,252,590	19,077,014
Commercial Banks	$7,972,200	8,229,903	—	16,202,103
Commercial Services & Supplies	—	4,697,271	—	4,697,271
Diversified Financial Services	17,292,337	38,053,284	—	55,345,621
Household Durables	8,735,173	9,678,460	—	18,413,633
Oil, Gas & Consumable Fuels	7,595,380	13,410,637	—	21,006,017
Professional Services	—	9,892,204	—	9,892,204
All Other	92,808,248	—	—	92,808,248
Convertible Bonds & Notes	—	172,340,781	—	172,340,781
Yankee Bond	—	2,790,000	—	2,790,000
Short-Term Investment	—	15,014,877	—	15,014,877
Total Investments in Securities – Assets	$134,403,338	$677,171,541	$6,567,113	$818,141,992

There were no significant transfers between Levels 1 and 2 during the year ended February 28, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Convertible & Income II for the year ended February 28, 2011, was as follows:

	Beginning Balance 2/28/10	Net Purchases (Sales) and Settlements	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3*	Ending Balance 2/28/11
Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	$2,314,523	—	—	—	—	$2,314,523
Convertible Preferred Stock:
Capital Markets	4,252,590	—	—	—	—	4,252,590
Total Investments	$6,567,113	—	—	—	—	$6,567,113

There was no change in unrealized appreciation/depreciation of Level 3 investments which Convertible & Income II held at February 28, 2011.

*	There were no transfers into or out of Level 3 during the year ended February 28, 2011.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income by using the “yield-to-worst” methodology, using the lower of either the yield to maturity or the yield to call on every possible call date over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

AGIC Convertible & Income Fund
28	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)

Conversion premium is not amortized. Payments received on synthetic convertible securities are generally included in dividends. Consent fees are related to corporate actions and recorded when received. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at February 28, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities
It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risk
In the normal course of business, the Funds trade financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold a variable or floating rate securities, a decrease (or, in the case of inverse floating

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 29

AGIC Convertible & Income Funds Notes to Financial Statements
February 28, 2011

2. Principal Risk (continued)

rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of equity securities, such as common and preferred stock and securities convertible into equity securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds held synthetic convertible securities with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The values of the relevant securities have been written down to their estimated recoverable values.

On April 8, 2011, the Funds sold these synthetic convertible securities. The sale of the General Mills, Inc. security resulted in a net asset value per common share increase of $0.03 and $0.04 for Convertible & Income and Convertible & Income II, respectively. The sale of Transocean, Inc. security resulted in a net asset value per common share increase of $0.02 for both Convertible & Income and Convertible & Income II.

3. Investment Manager/Sub-Adviser
Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Effective August 25, 2010, the Sub-Advisory Agreements between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) relating to the Funds were novated from NACM to AGIC, the indirect parent of NACM. The novations coincided with a larger corporate reorganization transferring the advisory businesses of NACM and Oppenheimer Capital LLC (“OCC”) to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from both NACM and OCC, and the transaction in August 2010 marked the last step in the full integration of these businesses under a single name.

AGIC Convertible & Income Fund
30	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds	Notes to Financial Statements
February 28, 2011

4. Investment in Securities

For the year ended February 28, 2011, purchases and sales of investments, other than short-term securities were:

	Convertible & Income	Convertible & Income II

Purchases	$521,013,704	$408,271,973
Sales	531,444,940	413,974,907

5. Income Tax Information

Convertible & Income:
For the years ended February 28, 2011 and February 28, 2010, dividends paid of $93,561,577 and $79,507,476, respectively, were comprised entirely of ordinary income.

At February 28, 2011, distributable earnings of $2,551,875 was comprised entirely of ordinary income.

For the year ended February 28, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of premium amortization, convertible preferred securities and consent payments. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $1,013,071.

At February 28, 2011, Convertible & Income had a capital loss carryforward of $390,325,891, (of which $1,183,341 will expire in 2016, $131,342,119 will expire in 2017 and $257,800,431 will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

During the year ended February 28, 2011, Convertible & Income utilized $11,608,814 of available capital loss carryforwards.

The cost basis of investments for federal income tax purposes was $1,006,845,880. Aggregate gross unrealized appreciation for securities in which there was an excess value over tax cost was $126,424,694; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $59,396,576; net unrealized appreciation for federal income tax purposes was $67,028,118. The difference between book and tax basis unrealized was attributable to wash sales and the differing treatment of bond premium amortization and convertible preferred securities.

Convertible & Income II:
For the years ended February 28, 2011 and February 28, 2010, dividends paid of $71,852,345 and $69,200,358, respectively, were comprised entirely of ordinary income.

At February 28, 2011, distributable earnings of $1,389,931 was comprised entirely of ordinary income.

For the year ended February 28, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of premium amortization, convertible preferred securities and consent payments. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $1,173,234.

At February 28, 2011, Convertible & Income II had a capital loss carryforward of $362,287,816, (of which $3,821,101 will expire in 2016, $130,798,418 will expire in 2017 and $227,668,297 will expire in 2018) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

During the year ended February 28, 2011, Convertible & Income II utilized $9,268,742 of available capital loss carryforwards.

The cost basis of investments for federal income tax purposes was $770,990,205. Aggregate gross unrealized appreciation for securities in which there was an excess value over tax cost was $97,550,913; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $50,399,126; net unrealized appreciation for federal income tax purposes was $47,151,787. The difference between book and tax basis unrealized was attributable to wash sales and the differing treatment of bond premium amortization and convertible preferred securities

6. Auction-Rate Preferred Shares
Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 31

AGIC Convertible & Income Funds	Notes to Financial Statements
February 28, 2011

6. Auction-Rate Preferred Shares (continued)

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year end February 28, 2011, the annualized dividend rates for the Funds ranged from:

	High	Low	2/28/11

Series A	0.542%	0.150%	0.225%
Series B	0.422%	0.105%	0.240%
Series C	0.452%	0.120%	0.225%
Series D	0.527%	0.135%	0.225%
Series E	0.452%	0.135%	0.225%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

See Note 7 – Legal Proceedings below for a discussion of shareholder demand letters received by the Funds and certain other closed end funds managed by the Investment Manager.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

AGIC Convertible & Income Fund
32	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds	Notes to Financial Statements
February 28, 2011

7. Legal Proceedings (continued)

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Funds, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters alleged that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demanded that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation, in August 2010 the independent trustees of the Funds rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events
On March 1, 2011 the following monthly dividends were declared to common shareholders, payable April 1, 2011 to shareholders of record on March 11, 2011:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

On April 1, 2011 the following monthly dividends were declared to common shareholders, payable May 2, 2011 to shareholders of record on April 11, 2011:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 33

AGIC Convertible & Income Fund Financial Highlights
For a common share outstanding throughout each year:

	Year ended
	February 28, 2011	February 28, 2010	February 28, 2009		February 29, 2008	February 28, 2007
Net asset value, beginning of year	$8.80	$4.80	$12.52		$14.84	$14.69
Investment Operations:
Net investment income	1.20	1.07	1.56		1.62	1.66
Net realized and change in unrealized gain (loss) on investments and interest rate caps	1.02	4.02	(7.75)		(2.05)	0.55
Total from investment operations	2.22	5.09	(6.19)		(0.43)	2.21
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.01)	(0.17)		(0.39)	(0.34)
Net realized gain	—	—	—		—	(0.03)
Total dividends and distributions on preferred shares	(0.01)	(0.01)	(0.17)		(0.39)	(0.37)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.21	5.08	(6.36)		(0.82)	1.84
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.25)	(1.08)	(1.36)		(1.50)	(1.50)
Net realized gains	—	—	—		—	(0.19)
Total dividends and distributions to common shareholders	(1.25)	(1.08)	(1.36)		(1.50)	(1.69)
Net asset value, end of year	$9.76	$8.80	$4.80		$12.52	$14.84
Market price, end of year	$11.00	$9.39	$4.05		$12.50	$16.08
Total Investment Return (1)	33.53%	166.37%	(61.55)%		(13.63)%	14.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholder, end of year (000s)	$727,229	$644,408	$348,544		$895,043	$1,050,149
Ratio of expenses to average net assets (2)	1.27%	1.39%	1.56	%(3)	1.26%	1.27%
Ratio of net investment income to average net assets (2)	13.25%	14.21%	16.87%		11.26%	11.37%
Preferred shares asset coverage per share	$75,925	$70,125	$49,406		$67,626	$74,981
Portfolio turnover	52%	58%	62%		33%	67%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.
(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense was 1.53% for the year ended February 28, 2009.

AGIC Convertible & Income Fund
34	AGIC Convertible & Income Fund II Annual Report | 2.28.11 | See accompanying Notes to Financial Statements

AGIC Convertible & Income Fund II Financial Highlights
For a common share outstanding throughout each year:

	Year ended
	February 28, 2011	February 28, 2010	February 28, 2009		February 29, 2008		February 28, 2007
Net asset value, beginning of year	$8.02	$4.39	$12.38		$14.91		$14.70
Investment Operations:
Net investment income	1.09	0.98	1.55		1.70		1.69
Net realized and change in unrealized gain (loss) on investments and interest rate caps	0.95	3.80	(8.05)		(2.17)		0.61
Total from investment operations	2.04	4.78	(6.50)		(0.47)		2.30
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.01)	(0.20)		(0.45)		(0.38)
Net realized gain	—	—	—		—		(0.04)
Total dividends and distributions on preferred shares	(0.01)	(0.01)	(0.20)		(0.45)		(0.42)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.03	4.77	(6.70)		(0.92)		1.88
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.16)	(1.14)	(1.29)		(1.61)		(1.42)
Net realized gains	—	—	—		—		(0.25)
Total dividends and distributions to common shareholders	(1.16)	(1.14)	(1.29)		(1.61)		(1.67)
Net asset value, end of year	$8.89	$8.02	$4.39		$12.38		$14.91
Market price, end of year	$10.21	$8.76	$3.73		$12.09		$15.42
Total Investment Return (1)	32.85%	174.62%	(63.34)%		(12.08)%		13.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholder, end of year (000s)	$549,130	$487,130	$263,220		$753,359		$879,014
Ratio of expenses to average net assets (2)	1.29%	1.42%	1.71	%(3)	1.35	%(3)	1.34%
Ratio of net investment income to average net assets (2)	13.20%	14.20%	17.26%		11.75%		11.56%
Preferred shares asset coverage per share	$75,102	$69,445	$49,015		$61,410		$68,493
Portfolio turnover	54%	58%	57%		34%		60%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.
(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense was 1.63% for the year ended February 28, 2009 and 1.34% for the year ended February 29, 2008.

AGIC Convertible & Income Fund
See accompanying Notes to Financial Statements | 2.28.11 |	AGIC Convertible & Income Fund II Annual Report	35

AGIC Convertible & Income Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

AGIC Convertible & Income Fund
AGIC Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AGIC Convertible & Income Fund and AGIC Convertible & Income Fund II (the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2011

AGIC Convertible & Income Fund
36	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds	Tax Information/Annual Shareholder
Meeting Results/Changes to Board
of Trustees (unaudited)

Tax Information:

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Convertible & Income and Convertible & Income II designate 19.26% and 18.89%, respectively, of ordinary dividends paid by the Funds during the year ended February 28, 2011 (or the maximum allowable amount) as Qualified Dividend Income.

The percentage of ordinary dividends paid by Convertible & Income and Convertible & Income II during the year ended February 28, 2011 which qualified for the Dividends Received Deduction available to corporate shareholders was 19.26% and 18.89%, respectively, (or the maximum allowable amount).

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 21, 2010. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority

Convertible & Income
Election of James A. Jacobson* – Class II to serve until 2011	10,563	102
Re-election of Hans W. Kertess – Class I to serve until 2013	64,989,435	2,087,322
Re-election of William B. Ogden, IV – Class I to serve until 2013	64,896,519	2,180,238
Election of Alan Rappaport* – Class I to serve until 2013	10,563	102

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica and John C. Maney† continued to serve as Trustees of Convertible & Income Fund.

	Affirmative	Withheld Authority

Convertible & Income II
Re-election of Paul Belica – Class I to serve until 2013	52,976,212	1,837,107
Election of James A. Jacobson* – Class II to serve until 2011	8,092	121
Re-election of William B. Ogden, IV – Class I to serve until 2013	53,015,204	1,798,115
Election of Alan Rappaport* – Class I to serve until 2013	8,092	121

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess and John C. Maney† continued to serve as Trustees of Convertible & Income II Fund.

* Preferred Shares Trustee
† Interested Trustee

Changes to Board of Trustees:

R. Peter Sullivan, III retired from the Funds’ Board of Trustees effective July 31, 2010.

Effective June 22, 2010, the funds’ Board of Trustees appointed Alan Rappaport as a Class I Trustee of each Fund.

Effective September 21, 2010, the Funds’ Board of Trustees appointed Brad Gallagher as a Class II Trustee of each Fund to serve until 2011.

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. Zoullas as a Class III Trustee of Convertible & Income and a Class II Trustee of Convertible & Income II to serve until 2011.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 37

AGIC Convertible & Income Funds	Privacy Policy/Proxy Voting Policies
& Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information
In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties
We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates
We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records
We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer agencies.

Proxy Voting Policies & Procedures:
A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AGIC Convertible & Income Fund
38	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds	Dividend Reinvestment
Plan (unaudited)

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 39

AGIC Convertible & Income Funds	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the
Americas, New York, NY 10105.

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2004 - NCV/ 2003 - NCZ
Term of office: Expected to stand for re-election at
2013 - NCV/ 2012 - NCZ annual meeting of
shareholders.
Trustee/Director of 55 funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

Paul Belica

Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2003
Term of office: Expected to stand for re-election at
2012 - NCV/ 2013 - NCZ annual meeting of
shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

Bradford K. Gallagher

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Director, Shielding Technology Inc. (since 2006).

Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for election at
2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex
Formerly, Chairman and Trustee of Grail Advisors
ETF Trust (2009-2010) and Trustee of Nicholas-
Applegate Institutional Funds (2007-2010)

James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election at
2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of 16 funds in Alpine Mutual Funds
Complex

John C. Maney†

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.
Trustee/Director of 80 funds in Fund Complex
Trustee/Director of no funds outside the Fund
Complex

AGIC Convertible & Income Fund
40	AGIC Convertible & Income Fund II Annual Report | 2.28.11

AGIC Convertible & Income Funds	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders
Trustee/Director of 55 funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex

Alan Rappaport	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Expected to stand for election at
2013 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside the Fund
Complex

Deborah A. Zoullas

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for election at
2011 annual meeting of shareholders.
Trustee/Director of 51 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member - Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman - Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

AGIC Convertible & Income Fund
2.28.11 |	AGIC Convertible & Income Fund II Annual Report 41

AGIC Convertible & Income Funds	Fund Officers (unaudited)

Name, Date of Birth, Position(s)
Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 51 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Date of Birth: 11/14/64
President & Chief Executive Officer since:
2003

Lawrence G. Altadonna

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Date of Birth: 3/10/66
Treasurer, Principal Financial and Accounting
Officer since: 2003

Thomas J. Fuccillo

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Date of Birth: 3/22/68
Vice President, Secretary & Chief Legal
Officer since: 2004

Scott Whisten	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.
Date of Birth: 3/13/71
Assistant Treasurer since: 2007

Richard J. Cochran

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Date of Birth: 1/23/61
Assistant Treasurer since: 2008

Orhan Dzemaili	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).
Date of Birth: 4/18/74
Assistant Treasurer since: 2011

Youse E. Guia	Senior Vice President, Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Date of Birth: 9/3/72
Chief Compliance Officer since: 2004

Lagan Srivastava	Vice President of Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Date of Birth: 9/20/77
Assistant Secretary since: 2006

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

AGIC Convertible & Income Fund
42	AGIC Convertible & Income Fund II Annual Report | 2.28.11

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC Convertible & Income Fund and AGIC Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds are available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2011-03-01-0559

AZ603AR_022811

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)

The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $54,000 in 2010 and $54,000 in 2011.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2010 and $16,000 in 2011. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,650 in 2010 and $14,110 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC Convertible & Income Fund II (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $566,790 and the 2011 Reporting Period was $2,712,320.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Deborah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable due to no such divestments during the period covered since the previous Form NCSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC Convertible & Income Fund (NCV)
AGIC Convertible & Income Fund II (NCZ)
(each a “Trust”)

PROXY VOTING POLICY

1 .

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.

The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.

Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

(a)(1) Allianz Global Investors Capital (“AGI Capital” or the “Investment Adviser”)

As of April 28, 2011, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the AGIC Convertible & Income Fund (NCV) and AGIC Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager

Doug Forsyth has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been has been the lead portfolio manager since the Funds’ inception (March 2003 - NCV) and (July 2003 - NCZ) and oversees AGI Capital’s Income and Growth Strategies portfolio management and research teams. Prior to joining AGI Capital via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has nineteen years of investment industry experience.

Justin Kass, CFA
Managing Director, Portfolio Manager

Justin Kass has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager since the Funds’ inception (March 2003 - NCV) and (July 2003 - NCZ) and joined AGI Capital via a predecessor affiliate in 2000 with responsibilities for portfolio management and research on the Income and Growth Strategies team. He was previously an analyst and intern on the team, adding significant depth to the proprietary Upgrade Alert Model. He earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has thirteen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2011 including accounts managed by a team, committee, or other group that includes the portfolio managers.

NCV

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth	7	3,575.8	11	1,546.5	6	623.5	*
Justin Kass	7	3,575.8	11	1,546.5	6	623.5	*

*Of these “Other Pooled Investment Vehicles,” two accounts totaling $383.6 million pay and advisory fee that is based in part on the performance of the accounts.

NCZ

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth	7	3,313.3	11	1,546.5	6	623.5	*
Justin Kass	7	3,313.3	11	1,546.5	6	623.5	*

*Of these “Other Pooled Investment Vehicles,” two accounts totaling $383.6 million pay and advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio

Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Global Investors of America L.P.’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 28, 2011 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership

Managing Directors at AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay,

further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

(a)(4)
          Unless otherwise noted, the following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2011.

AGIC Convertible & Income Fund

PM Ownership

Douglas G. Forsyth	$100,001 - $500,000
Justin Kass*	$0

*As of March 4, 2011

AGIC Convertible & Income Fund II

PM Ownership

Douglas G. Forsyth	$0
Justin Kass	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AGIC Convertible & Income Fund II

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date April 28, 2011

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date April 28, 2011

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date April 28, 2011